UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 25, 2004

Salomon Brothers Municipal Partners Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-07362	13-3694722
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 First Stamford Place, 4th Floor, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(203) 890-7041

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Salomon Brothers Municipal Partners Fund Inc.

CURRENT REPORT ON FORM 8-K

Item 7.01. Regulation FD Disclosure.

On October 25, 2004, Salomon Brothers Municipal Partners Fund Inc. (the “Fund”) issued a press release in connection with a Securities and Exchange Commission investigation first disclosed in December 2003 involving Citigroup Asset Management, the Citigroup business unit which includes the Fund’s Investment Manager and other investment advisory companies, and an employee and former employees.

Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Salomon Brothers Municipal Partners Fund Inc. press release, dated October 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Salomon Brothers Municipal Partners Fund Inc.
(Registrant)

Date: October 25, 2004	/s/ Thomas C. Mandia
(Signature)

Name: Thomas C. Mandia
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press release of the Fund, dated October 25, 2004.